Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Activity in loans for related party transactions
In the normal course of business, the Bank has made loans to its directors and officers and their affiliates. All loans and commitments made to such officers and directors and to companies in which they are officers or have significant ownership interest have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. The activity in such loans is as follows:

	2012	2011

Balance, beginning	$14,479	$15,122
Additions	3,177	4,752
Reductions	(6,704)	(5,395)
Balance, ending	$10,952	$14,479
Unused commitments	$680	$665